EXHIBIT 1.01

Conflict Minerals Report of ESCO Technologies Inc.
for Calendar Year 2024

This is the Conflict Minerals Report of ESCO Technologies Inc. (“ESCO”) for calendar year 2024 provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Conflict Minerals Rule”). The Conflict Minerals Rule requires ESCO to perform certain procedures and disclose information about the use and origin of “Conflict Minerals” which are necessary to the functionality or production of products ESCO manufactures or contracts to have manufactured. “Conflict Minerals” are defined for purposes of the Conflict Minerals Rule as cassiterite, columbite-tantalite, wolframite, their respective derivatives tin, tantalum and tungsten, and gold.

ESCO Technologies is a global provider of highly engineered products and solutions to diverse and growing end-markets that include the aerospace, space, healthcare, wireless, consumer electronics, electric utility, and renewable energy industries. During 2024, ESCO conducted its business in three operating segments, through a number of wholly-owned direct and indirect subsidiaries. These segments, together with the significant domestic and foreign operating subsidiaries within each segment during 2024, were as follows; more complete information about the Company and its subsidiaries is provided on the Company’s website and in its latest Form 10-K filed with the Securities and Exchange Commission:

Aerospace and Defense:

PTI Technologies Inc.

VACCO Industries

Crissair, Inc.

Mayday Manufacturing Co.

Globe Composite Solutions, LLC (including Westland Technologies, Inc.

Utility Solutions Group:

Doble Engineering Company

Morgan Schaffer Ltd.

I.S.A.–Altanova Group S.r.l.

NRG Systems, Inc.

RF Test and Measurement:

ETS-Lindgren Inc.

MPE Limited

ESCO’s products require a wide variety of components and materials, and Conflict Minerals that are necessary to the functionality or production of ESCO’s products are common across its product portfolio. ESCO sources its components and subassemblies from a global supply base that includes distributors, value-added resellers, original equipment manufacturers and contract manufacturers.

ESCO’s Reasonable Country of Origin Inquiry

In accordance with the Conflict Minerals Rule, ESCO has performed a “reasonable country of origin inquiry” (“RCOI”) on Conflict Minerals in its supply chain to determine whether these Conflict Minerals were sourced from the Democratic Republic of Congo (“DRC”) or adjoining countries or were from recycled or scrap sources.

As a result of its RCOI process, ESCO has concluded in good faith that during 2024:

•	Conflict Minerals were necessary to the functionality or production of many of the products ESCO manufactured or contracted to have manufactured; and

•	ESCO was not able to reach a conclusion as to all sources of the Conflict Minerals necessary to the functionality or production of the products it manufactured or contracted to have manufactured.

Description of ESCO’s Due Diligence

ESCO designed and performed its due diligence measures to conform in all material respects with the Organisation for Economic Cooperation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (CAHRAs): Third Edition (the “OECD Guidance”) including related Supplements for each of the Conflict Minerals in addition to guidance provided by the SEC and Responsible Minerals Initiative (RMI). Although the updated OECD Guidance clarifies that the framework requires detailed due diligence as a basis for responsible supply chain management of all minerals from Conflict Affected and High Risk Areas, currently ESCO is focused on the SEC required 3TGs in the DRC and surrounding countries and in the future will expand the program to other CAHRAs or minerals as recommended by the SEC.

ESCO’s due diligence measures were based on the OECD Guidance. ESCO is many steps removed from the mining of Conflict Minerals and does not purchase raw ore or unrefined Conflict Minerals, the due diligence included extensive communications with its suppliers. ESCO, for the last twelve years, has focused its efforts on its suppliers and contract manufacturers in an effort to continue to build Conflict Mineral awareness, assess the transparency of its supply chain and identify the smelters/refiners in its supply chain.

ESCO maintains a system of internal procedures and controls to identify and trace Conflict Minerals within its supply chain. A summary of ESCO’s activities, which are in line with the OECD Guidance, are outlined below.

Step 1: Establish strong company management systems

•	ESCO’s conflict minerals policy demonstrates the Company’s commitment to responsible sourcing as part of its larger Corporate Citizenship initiative and in conformance with the OECD Framework for conflict-affected and high-risk areas for minerals originating in the Covered Countries with the objective of helping companies to respect human rights and avoid contributing to conflict through their mineral sourcing practices and with the expectation that our suppliers will do the same. ESCO’s conflict minerals policy statement is available on the Company’s website at: https://www.escotechnologies.com/corporate-citizenship/.

•	ESCO maintains a governance model to oversee the implementation and ongoing management of its Conflict Minerals Compliance Program, including a Conflict Minerals Core Team consisting of representatives from each significant subsidiary, led by ESCO’s Assistant General Counsel and Corporate Director of EHS, to develop policies, standards and processes that relate to the identification of Conflict Minerals risk in its supply chain. The Core Team solicits the participation of leadership from the various ESCO business units to maintain a governance structure which enables sustainable compliance and actively mitigates the risk of not meeting regulatory requirements. The Core Team is responsible for developing policies and standards as well as developing and maintaining a project charter, compliance project plan, communication strategy, awareness training, project status report, and a standard retention policy.

•	ESCO maintains an annual process to evaluate parts and suppliers in its supply chain for potential Conflict Minerals risk, with some subsidiaries automating the collection of this information.

•	In alignment with the OECD Guidance, each of ESCO’s subsidiaries identifies and assesses the risks in its supply chain by conducting a risk-rated analysis of its products, parts, and suppliers.

•	Supplier agreements across the ESCO subsidiaries require suppliers to annually provide information on their use and source of Conflict Minerals.

•	ESCO continues to adapt its internal processes, procedures and systems to accommodate the capture, maintenance, retrieval and reporting of Conflict Minerals supplier and parts status, thereby improving transparency and the ability to certify its status in forthcoming years.

•	ESCO annually provides compliance training for at-risk suppliers.

•	ESCO engages with its suppliers to gain greater visibility into their supply chains, in order to make better sourcing decisions.

•	ESCO provides a feedback mechanism, managed by an ombudsman, on its website at www.escotechnologies.com which is available to all interested parties to provide information or voice their concerns regarding ESCO’s sourcing and use of Conflict Minerals in its products. The ombudsman can be reached at telephone number (800) 272-0872 or by email at ombudsman@escotechnologies.com.

Step 2: Identify and assess risks in the supply chain

•	On an annual basis, ESCO performs due diligence to identify the parts within each of its subsidiary’s active bills of materials (“BOMs”) that are known or are likely to contain Conflict Minerals using a risk-based approach and to further identify the supplier(s), and when able the manufacturers, from who those parts are sourced. Personnel at the subsidiaries receive training on the Conflict Minerals reporting requirements.

•	ESCO subsidiaries’ supply chain, engineering, and operations personnel use the product information and prior year’s Conflict Minerals survey results to identify parts, materials and components that it reasonably expects may contain Conflict Minerals or where mineral content is unknown.

•	ESCO requests that its suppliers complete a survey at the part level, providing information found on RMI’s Conflict Minerals Reporting Template (CMRT).

•	ESCO reviews survey responses received from suppliers for completeness, validates for sufficiency and follows up with any supplier that did not complete the survey, through an intensive outreach program including emails and telephone calls.

•	ESCO reviews aggregated supplier survey responses and reports key RCOI metrics as part of bi-weekly Conflict Minerals reporting with each ESCO subsidiary.

•	ESCO conducts a review of summary smelter information to determine if each smelter was certified as conformant or active, or if supporting information presents a “red flag” as defined by the OECD Guidance, such as sourcing from a non-conformant smelter in the DRC or surrounding countries.

•	ESCO disseminates the summary due diligence results and corresponding smelters to subsidiary customer-facing personnel who in turn respond to customer inquiries in the form of subsidiary level CMRTs.

Step 3: Design and implement a strategy to respond to identified risks

•	Annually, ESCO completes the Responsible Minerals Assurance Process (RMAP) Downstream Assessment, the RMI and OECD Due Diligence Guidance Expectations for Downstream companies, at the conclusion of its due diligence and provides a summary of the identified risks and gaps to senior management with recommended action plans to reduce risks and close gaps.

•	ESCO maintains a risk mitigation strategy with the goal of systematically reducing the extent of exposure to Conflict Minerals risks and the likelihood of their occurrence.

•	Conflict mineral reporting requirements are integrated into ESCO’s broader Corporate Citizenship initiative and internal control procedures.

•	ESCO continues to integrate its policies, procedures and systems modifications in a systematic and deliberate manner that will make them integral to ESCO’s business and establish the capability to routinely obtain, maintain, and retrieve the key data required to demonstrate reasonable efforts for compliance for both regulatory requirements and customer inquiries.

•	ESCO’s subsidiaries continue to make progress in integrating conflict minerals into ERP systems to include the identifying the Conflict Minerals Status of supplier parts as a field within the master part list identifying the status as Conformant, Non-Conformant, Undeterminable or Out of Scope.

•	As ESCO reviews supplier responses to the RCOI, any risks identified will be evaluated, and opportunities to mitigate risks will be addressed.

•	ESCO will address unresponsive suppliers and determine options for corrective actions. ESCO subsidiaries continue to assertively outreach to unresponsive suppliers.

•	ESCO submits written warnings to suppliers based on their use of non-Conformant Smelters and Refiners requesting they change their sourcing of materials provided to ESCO to include only Conformant sources of 3TG.

•	Additional fact finding, risk assessments, and changes in circumstances will take place as part of ESCO’s annual review of its Conflict Minerals compliance program.

Step 4: Carry out independent third-party audit of smelters’/refiners’ due diligence practices

•	ESCO cooperates and participates with industry associations to enhance transparency and traceability in the supply chain and supports independent third-party audits of smelters’/refiners’ due diligence by independent industry associations who perform these audits.

•	Given the nature of ESCO’s businesses, their positions in the supply chain, the associated cost, and the current lack of transparency and direct contact with smelters/refiners in the supply chain, ESCO is not in a position to audit smelters/refiners directly.

Step 5: Report annually on supply chain due diligence

•	ESCO performs due diligence on its conflict minerals supply chain annually, maintains a process to summarize, review, and approve compliance results and completion of the Form SD and the Conflict Minerals Report and assure timely filing of these documents with the SEC.

Continuous Improvement of Supply Chain Due Diligence

ESCO will continue to improve its due diligence efforts through increasingly focused efforts including (but not limited to) the following:

•	A majority of ESCO’s Supplier survey responses provide the sources of conflict minerals included in their products at a “company” level, but the information provided to us is insufficient to determine which, if any, of those sources were included in products provided to ESCO subsidiaries. Nonetheless, ESCO will continue to provide part level detail to our identified suppliers in the annual Conflict Minerals surveys and request to receive “product” level smelter responses in order to more accurately report smelters used on the manufacture of parts provided to ESCO subsidiaries.

•	ESCO has determined that there continues to be suppliers, including suppliers outside of the U.S., who do not understand the survey or its intent, or chose not to respond despite multiple reminders. In those cases, we will continue to offer additional information about Conflict Minerals reporting requirements and background on the concerns related to Conflict Minerals from the Covered Countries.

•	ESCO continues to direct its subsidiaries to automate the process of identifying the parts and suppliers engaged with during the reporting year, as well as the storage and dissemination of results for customer reporting.

•	In an effort to improve supplier response rates for parts purchased from third party distributors, ESCO has started and will continue to identify and survey the manufacturers of those parts.

•	ESCO will continue to integrate newly acquired subsidiaries into the ESCO Conflict Minerals program and ensure that all new subsidiaries perform the required risk identification and due diligence to identify the smelters in their supply chain as specified in the Conflict Minerals Rule.

Determination

Based on the process described above, ESCO received responses from 607 direct material suppliers, representing 72% of total suppliers surveyed and 82% of the active parts surveyed that were used in its 2024 manufactured goods.

In 2024, ESCO saw supplier survey responses continue their post-COVID increase, to a rate which exceeded the pre-COVID supplier response rate.

Based on the information provided by ESCO’s suppliers utilized during 2024, ESCO believes that the facilities that may have been used to process 3TGs in ESCO’s products include the smelters and refiners listed in Appendix I to this Report. The supplier responses included Conformant, Active (in the process of a RMI audit), Known (previously identified as a Smelter or Refiner by RMI or CFSI) and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conformant and Active and Known smelters have been included.

In a review of supplier responses, following OECD guidance, the following facility was identified during 2023 as having sourced conflict minerals from a non-conformant smelter/refiner in a Covered Country known or suspected to be financing armed groups:

-	African Gold Refinery - CID003185 – Uganda (”AGR”)

Risk mitigation activities have been initiated as part of our risk management plan with all Suppliers who identified AGR as a source of gold. Communications have been issued to those Suppliers requesting them to take their own risk mitigation steps and escalate this matter to their own suppliers to work to remove this red flag smelter/refiner from their supply chain, with the following results:

-	AGR was identified on 52 CMRTs for reporting year 2024, down from 73 suppliers reporting in 2023, and

-	Responses were received from 46% (24 surveys), with all responses indicating suppliers have already removed or are endeavoring to remove AGR from their supply chain.

Supplier responses were primarily at a company level, rather than at a product-specific level. For this reason, we cannot say with certainty that the smelters and refiners identified on the CMRTs processed the 3TG contained in ESCO finished goods. Based on the due diligence efforts and the absence of full supply chain visibility throughout the supply base, ESCO is unable to determine the source of origin of the conflict minerals and does not have sufficient information to conclusively determine the countries of origin of 3TGs contained in ESCO’s products.

APPENDIX I

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID002763	8853 S.p.A.	ITALY	Known
Gold	CID002920	ABC Refinery Pty Ltd.	AUSTRALIA	Known
Gold	CID002708	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Conformant
Gold	CID000015	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	CID003185	African Gold Refinery	UGANDA	Known
Gold	CID000035	Agosi AG	GERMANY	Conformant
Gold	CID002030	AGR (Perth Mint Australia)	AUSTRALIA	Conformant
Gold	CID000019	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	CID000401	AKITA Seiren	JAPAN	Conformant
Gold	CID002560	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Known
Gold	CID002760	Albino Mountinho Lda.	PORTUGAL	Known
Gold	CID003500	Alexy Metals	UNITED STATES OF AMERICA	Known
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	CID000082	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Conformant
Gold	CID000058	AngloGold Ashanti Brazil	BRAZIL	Conformant
Gold	CID001947	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA	Known
Gold	CID000077	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	CID000924	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	CID000920	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	CID000090	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	CID000103	ATAkulche	TURKEY	Known
Gold	CID004697	Attero Recycling Pvt Ltd	INDIA	Known
Gold	CID002850	AU Traders and Refiners	SOUTH AFRICA	Known
Gold	CID003461	Augmont Enterprises Private Limited	INDIA	Known
Gold	CID000113	Aurubis AG	GERMANY	Conformant
Gold	CID002863	BALORE REFINERSGA	INDIA	Active
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	CID000157	Boliden Ronnskar	SWEDEN	Conformant
Gold	CID000176	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	CID000180	Caridad	MEXICO	Known
Gold	CID000185	CCR	CANADA	Conformant
Gold	CID000189	Cendres + M?taux SA	SWITZERLAND	Known
Gold	CID003382	CGR Metalloys Pvt Ltd.	INDIA	Known
Gold	CID000197	CHALCO Yunnan Copper Co. Ltd.	CHINA	Known
Gold	CID000233	Chimet S.p.A.	ITALY	Conformant
Gold	CID002224	China Henan Zhongyuan Gold Smelter	CHINA	Conformant
Gold	CID001916	China's Shandong Gold Mining Co., Ltd	CHINA	Conformant
Gold	CID000264	Chugai Mining	JAPAN	Conformant
Gold	CID004010	Coimpa Industrial LTDA	BRAZIL	Conformant
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Known
Gold	CID002867	DEGUSSA	GERMANY	Known
Gold	CID003348	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Known
Gold	CID000359	Do Sung Corporation	KOREA, REPUBLIC OF	Conformant
Gold	CID003663	Dongwu Gold Group	CHINA	Known
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	CID000927	Ekaterinburg	RUSSIAN FEDERATION	Known
Gold	CID004755	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID003487	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Known
Gold	CID003488	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Known
Gold	CID003489	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Known
Gold	CID003490	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Known
Gold	CID002561	Emirates Gold DMCC	UNITED ARAB EMIRATES	Known
Gold	CID001204	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION	Known
Gold	CID000468	Fenix Metals	POLAND	Conformant
Gold	CID002515	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Known
Gold	CID000493	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Known
Gold	CID002584	Fujairah Gold FZC	UNITED ARAB EMIRATES	Known
Gold	CID002243	Fujian Zijin mining stock company gold smelter	CHINA	Conformant
Gold	CID005006	Gasabo Gold Refinery Ltd	RWANDA	Known
Gold	CID004506	GG Refinery Ltd.	TANZANIA	Conformant
Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Known
Gold	CID003641	Gold by Gold Colombia	COLOMBIA	Conformant
Gold	CID003186	Gold Coast Refinery	GHANA	Known
Gold	CID001909	Great Wall Precious Metals Co,. LTD.	CHINA	Known
Gold	CID002312	Guangdong Gaoyao Co	CHINA	Known
Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Known
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Known
Gold	CID000689	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID000694	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	CID000711	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
Gold	CID000707	Heraeus Ltd. Hong Kong	CHINA	Conformant
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	CHINA	Known
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Known
Gold	CID000778	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Known
Gold	CID004604	Impala Platinum - Base Metal Refinery (BMR)	SOUTH AFRICA	Conformant
Gold	CID004714	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	Active
Gold	CID004610	Impala Platinum - Rustenburg Smelter	SOUTH AFRICA	Conformant
Gold	CID004704	Inca One (Chala One Plant)	PERU	Active
Gold	CID004705	Inca One (Koricancha Plant)	PERU	Active
Gold	CID002587	Industrial Refining Company	BELGIUM	Known
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	CID002562	International Precious Metal Refiners	UNITED ARAB EMIRATES	Known
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	CID000814	Istanbul Gold Refinery	TURKEY	Conformant
Gold	CID002765	Italpreziosi	ITALY	Conformant
Gold	CID002893	JALAN & Company	INDIA	Known
Gold	CID000823	Japan Mint	JAPAN	Conformant
Gold	CID000855	JCC	CHINA	Conformant
Gold	CID000929	JSC Uralelectromed	RUSSIAN FEDERATION	Known

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	CID003497	K.A. Rasmussen	NORWAY	Known
Gold	CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES	Known
Gold	CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN	Known
Gold	CID000957	Kazzinc	KAZAKHSTAN	Conformant
Gold	CID000969	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Known
Gold	CID002511	KGHM Polska Miedz S.A.	POLAND	Conformant
Gold	CID002100	Kochi daiicihi Yamaminami plant	JAPAN	Conformant
Gold	CID000981	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	CID002605	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID003463	Kundan Care Products Ltd.	INDIA	Known
Gold	CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN	Known
Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Known
Gold	CID001032	L'azurde Company For Jewelry	SAUDI ARABIA	Known
Gold	CID001056	LinBao Gold Mining	CHINA	Known
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Known
Gold	CID002762	L'Orfebre S.A.	ANDORRA	Conformant
Gold	CID001078	LS MnM Inc.	KOREA, REPUBLIC OF	Conformant
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Known
Gold	CID002606	Marsam Metals	BRAZIL	Known
Gold	CID001113	Materion	UNITED STATES OF AMERICA	Conformant
Gold	CID001119	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	CID003548	MD Overseas	INDIA	Known
Gold	CID001798	MEM(Sumitomo Group)	JAPAN	Conformant
Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	CID001161	Metal?rgica Met-Mex Pe?oles, S.A. de C.V	MEXICO	Conformant
Gold	CID003557	Metallix Refining Inc.	UNITED STATES OF AMERICA	Known
Gold	CID001980	Metallurgie Hoboken Overpelt	BELGIUM	Conformant
Gold	CID001153	Metalor Switzerland	SWITZERLAND	Conformant
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	CID001157	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	CID005014	Minera Titán del Perú SRL (MTP) - Belen Plant	PERU	Active
Gold	CID001188	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	CID001193	Mitsui Kinzoku Co., Ltd.	JAPAN	Conformant
Gold	CID001352	MKS PAMP SA	SWITZERLAND	Conformant
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	CID002857	Modeltech Sdn Bhd	MALAYSIA	Known
Gold	CID002282	Morris and Watson	NEW ZEALAND	Known
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	CID003189	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
Gold	CID001259	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	CID003690	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	Known
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Known
Gold	CID002872	Pease & Curren	UNITED STATES OF AMERICA	Known
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Known
Gold	CID002919	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Known
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	CID001498	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	CID003324	QG Refining, LLC	UNITED STATES OF AMERICA	Known
Gold	CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	CHINA	Known
Gold	CID002582	Remondis Argentia B.V.	NETHERLANDS	Conformant
Gold	CID001534	Royal Canadian Mint	CANADA	Conformant
Gold	CID002761	SAAMP	FRANCE	Known
Gold	CID001546	Sabin Metal Corp.	UNITED STATES OF AMERICA	Known
Gold	CID002973	Safimet S.p.A	ITALY	Known
Gold	CID002290	SAFINA A.S.	CZECHIA	Conformant
Gold	CID002853	Sai Refinery	INDIA	Known
Gold	CID003666	Sam Precious Metals	UNITED ARAB EMIRATES	Known
Gold	CID001555	Samdok Metal	KOREA, REPUBLIC OF	Known
Gold	CID001562	Samwon Metals Corp.	KOREA, REPUBLIC OF	Known
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	CHINA	Known
Gold	CID001619	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	Known
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	CID002750	Shenzhen CuiLu Gold Co., Ltd.	CHINA	Known
Gold	CID004435	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	Known
Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Known
Gold	CID002588	Shirpur Gold Refinery Ltd.	INDIA	Known
Gold	CID001875	Shonan Plant Tanaka Kikinzoku	JAPAN	Conformant
Gold	CID001756	Shyolkovsky	RUSSIAN FEDERATION	Known
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	CID002516	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Known
Gold	CID001761	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID003383	Sovereign Metals	INDIA	Known
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Known
Gold	CID002567	Sudan Gold Refinery	SUDAN	Known
Gold	CID002918	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID001810	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Known
Gold	CID002580	T.C.A S.p.A	ITALY	Conformant
Gold	CID004491	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	Active
Gold	CID001938	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	CID002615	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	CID001955	Torecom	KOREA, REPUBLIC OF	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID002314	Umicore Precious Metals Thailand	THAILAND	Known
Gold	CID001993	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	CID002003	Valcambi S.A.	SWITZERLAND	Conformant
Gold	CID003615	WEEEREFINING	FRANCE	Conformant
Gold	CID002778	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	CID002129	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Tantalum	CID003926	5D Production OU	ESTONIA	Known
Tantalum	CID001076	AMG Brasil	BRAZIL	Conformant
Tantalum	CID002705	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Conformant
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID004431	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	Conformant
Tantalum	CID000291	Conghua Tantalum and Niobium Smeltry	CHINA	Conformant
Tantalum	CID002504	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	CID000460	F & X	CHINA	Conformant
Tantalum	CID002505	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	CID002558	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	CID002557	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
Tantalum	CID002544	H.C. Starck Co., Ltd.	THAILAND	Conformant
Tantalum	CID002548	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002549	H.C. Starck Ltd.	JAPAN	Conformant
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	CID002545	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID004813	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA	Known
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	CHINA	Conformant
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	CID000917	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Conformant
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID002539	KEMET Blue Metals	MEXICO	Conformant
Tantalum	CID001163	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Conformant
Tantalum	CID001175	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	CID001192	Mitsui Mining & Smelting	JAPAN	Conformant
Tantalum	CID001200	Molycorp Silmet A.S.	ESTONIA	Conformant
Tantalum	CID001277	Ningxia Non-Ferrous Metal Smeltery	CHINA	Conformant
Tantalum	CID004054	PowerX Ltd.	RWANDA	Conformant
Tantalum	CID002547	QSIL Metals Hermsdorf GmbH	GERMANY	Conformant
Tantalum	CID001508	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002707	Resind Ind e Com Ltda.	BRAZIL	Conformant
Tantalum	CID001522	RFH	CHINA	Conformant
Tantalum	CID003159	RFH Recycling Metals Co., Ltd.	CHINA	Conformant
Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Conformant
Tantalum	CID001769	Solikamsk	RUSSIAN FEDERATION	Known
Tantalum	CID001869	Taki Chemical Co., Ltd.	JAPAN	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tantalum	CID001891	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	CID001969	ULBA	KAZAKHSTAN	Conformant
Tantalum	CID003498	V&D New Materials (Jiangsu) Co., Ltd.	CHINA	Conformant
Tantalum	CID003973	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	Conformant
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tin	CID000401	AKITA Seiren	JAPAN	Conformant
Tin	CID000292	Alent plc	UNITED STATES OF AMERICA	Conformant
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Known
Tin	CID002773	Aurubis Beerse	BELGIUM	Conformant
Tin	CID002774	Aurubis Berango	SPAIN	Conformant
Tin	CID002158	Chengfeng Metals Co Pte Ltd	CHINA	Conformant
Tin	CID000228	Chenzhou Yun Xiang mining limited liability company	CHINA	Conformant
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	CID001070	China Tin (Hechi)	CHINA	Conformant
Tin	CID002180	China Yunnan Tin Co Ltd.	CHINA	Conformant
Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Conformant
Tin	CID003524	CRM Synergies	SPAIN	Conformant
Tin	CID002570	CV Ayi Jaya	INDONESIA	Conformant
Tin	CID000313	CV Serumpun Sebalai	INDONESIA	Conformant
Tin	CID002593	CV Tiga Sekawan	INDONESIA	Conformant
Tin	CID002455	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	CID000377	Dongguan Best Alloys Co., Ltd.	CHINA	Known
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Known
Tin	CID000402	Dowa	JAPAN	Conformant
Tin	CID003831	DS Myanmar	MYANMAR	Conformant
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Known
Tin	CID000438	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	CID000448	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	CID003582	Fabrica Auricchio	BRAZIL	Conformant
Tin	CID000466	Feinhutte Halsbrucke GmbH	GERMANY	Conformant
Tin	CID000468	Fenix Metals	POLAND	Conformant
Tin	CID001182	Funsur Smelter	PERU	Conformant
Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Known
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	CHINA	Known
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Known
Tin	CID000555	Gejiu Zi-Li	CHINA	Known
Tin	CID004754	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	Active
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	CID001105	Hulterworth Smelter	MALAYSIA	Conformant
Tin	CID001191	Ikuno Tin Smelter	JAPAN	Conformant
Tin	CID001482	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA	Conformant
Tin	CID001231	Jiangxi Nanshan	CHINA	Conformant
Tin	CID001477	Kundur Smelter	INDONESIA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tin	CID004796	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	Known
Tin	CID003387	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Known
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	CID004434	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	Conformant
Tin	CID002500	Melt Metais e Ligas S.A.	BRAZIL	Known
Tin	CID001142	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	CID001173	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	CID001175	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	CID002015	Mining and processing tin-tungsten ore Giang Son - VQB Co., Ltd.	VIET NAM	Known
Tin	CID004065	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	Conformant
Tin	CID001188	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	CID002858	Modeltech Sdn Bhd	MALAYSIA	Known
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
Tin	CID001305	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Known
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	CID001337	OMSA	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	CID005189	P Kay Metal, Inc	UNITED STATES OF AMERICA	Known
Tin	CID003208	Pongpipat Company Limited	MYANMAR	Known
Tin	CID003409	Precious Minerals and Smelting Limited	INDIA	Active
Tin	CID000309	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	CID005067	PT Arsed Indonesia	INDONESIA	Known
Tin	CID001399	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	CID002503	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	CID001402	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	CID001406	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	CID002776	PT Bangka Prima Tin	INDONESIA	Conformant
Tin	CID003205	PT Bangka Serumpun	INDONESIA	Conformant
Tin	CID001419	PT Bangka Tin Industry	INDONESIA	Active
Tin	CID001421	PT Belitung Industri Sejahtera	INDONESIA	Conformant
Tin	CID001428	PT Bukit Timah	INDONESIA	Conformant
Tin	CID002696	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	CID002835	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	CID001453	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	CID003449	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	CID001458	PT Prima Timah Utama	INDONESIA	Conformant
Tin	CID003868	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant
Tin	CID003381	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
Tin	CID001460	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	CID001463	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	CID001468	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	CID002816	PT Sukses Inti Makmur (SIM)	INDONESIA	Conformant
Tin	CID001486	PT Timah Nusantara	INDONESIA	Conformant
Tin	CID001490	PT Tinindo Inter Nusa	INDONESIA	Conformant
Tin	CID001493	PT Tommy Utama	INDONESIA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tin	CID002706	Resind Ind e Com Ltda.	BRAZIL	Conformant
Tin	CID002707	Resind Ind e Com Ltda.	BRAZIL	Conformant
Tin	CID004692	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	Known
Tin	CID001539	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	CID001758	Soft Metais Ltda.	BRAZIL	Conformant
Tin	CID002756	Super Ligas	BRAZIL	Conformant
Tin	CID004403	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	Conformant
Tin	CID001898	Thai Solder Industry Corp., Ltd.	THAILAND	Conformant
Tin	CID003325	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	CID003474	TRATHO Metal Quimica	BRAZIL	Conformant
Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	CID004724	Woodcross Smelting Company Limited	UGANDA	Conformant
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	CID000004	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	CID002833	ACL Metais Eireli	BRAZIL	Known
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Known
Tungsten	CID003553	Artek LLC	RUSSIAN FEDERATION	Known
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	CID000105	ATI Metalworking Products	UNITED STATES OF AMERICA	Conformant
Tungsten	CID002704	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Conformant
Tungsten	CID000218	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	CID002641	China Molybdenum Co., Ltd.	CHINA	Conformant
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Known
Tungsten	CID003468	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	CID004060	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	Known
Tungsten	CID003609	Fujian Xinlu Tungsten	CHINA	Conformant
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	CID003580	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	CID003417	GEM Co., Ltd.	CHINA	Conformant
Tungsten	CID000568	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	CID002541	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	CID003978	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	Known
Tungsten	CID000769	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA	Known
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION	Known
Tungsten	CID000825	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Known
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Known
Tungsten	CID004619	Kenee Mining Corporation Vietnam	VIET NAM	Active
Tungsten	CID000966	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	CID005017	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAOS	Active
Tungsten	CID003407	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	CID004397	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	CID003643	LLC Vostok	RUSSIAN FEDERATION	Known
Tungsten	CID004056	MALAMET SMELTING SDN. BHD.	MALAYSIA	Known
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002543	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	CID002845	Moliren Ltd.	RUSSIAN FEDERATION	Known
Tungsten	CID004034	Nam Viet Cromit Joint Stock Company	VIET NAM	Known
Tungsten	CID002589	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	CID003416	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Known
Tungsten	CID003614	OOO “Technolom” 1	RUSSIAN FEDERATION	Known
Tungsten	CID003612	OOO “Technolom” 2	RUSSIAN FEDERATION	Known
Tungsten	CID004797	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	Conformant
Tungsten	CID004438	Philippine Carreytech Metal Corp.	PHILIPPINES	Active
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	CID004068	Plansee Composite Materials GmbH	GERMANY	Conformant
Tungsten	CID004430	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	Conformant
Tungsten	CID003993	Tungsten Vietnam Joint Stock Company	VIET NAM	Conformant
Tungsten	CID002724	Unecha Refractory metals plant	RUSSIAN FEDERATION	Known
Tungsten	CID002044	WBH	AUSTRIA	Conformant
Tungsten	CID002320	Xiamen H.C.	CHINA	Conformant
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID003662	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Known

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